SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 6, 2005

PSF Group Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of Incorporation)

333-64180	43-1818535

(Commission File Number)	(I.R.S. Employer Identification No.)

805 Pennsylvania Avenue, Suite 200, Kansas City, Missouri	64105

(Address of principal executive offices)	(Zip Code)

(816) 472-7675

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Information
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01 Other Information

     On April 6, 2005, Premium Standard Farms, Inc., the wholly owned subsidiary of PSF Group Holdings, Inc. announced that it has commenced a cash tender offer and consent solicitation with respect to its 9 1/4% Senior Notes due 2011. A copy of the Press Release issued by Premium Standard Farms is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

99.1 Press Release issued April 6, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSF GROUP HOLDINGS, INC.
Date: April 6, 2005	By:	/s/ Stephen A. Lightstone
Stephen A. Lightstone,
Chief Financial Officer